Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 9 – SUBSEQUENT EVENTS

On December 12, 2017, the Board of Directors approved the issuance of ninety thousand (90,000) options, with immediate vesting on January 1, 2018, to purchase common stock of the Corporation at a value of $0.001 per share for consulting services. The options will expire five (5) years from the date of the grant, which is January 1, 2018.

On January 17, 2018, 7,500 shares of the Company’s common stock with a fair value of $4,050 were issued to a non-executive employee of the Company as a bonus for performance.

On January 18, 2018, the Company entered into a Revenue Based Factoring Agreement with a third party. Under the agreement, the Company was advanced $56,500, in cash. The interest rate on this advance is 15.6% with a total repayment obligation of $74,919 for 1 year from the date of the advance. The advance was received by the Company on January, 31, 2018.